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                                                                   EXHIBIT 10.09


                          ATLANTIC DATA SERVICES, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         ATLANTIC DATA SERVICES, INC., a Massachusetts corporation (the "Company"), hereby grants as of [DATE] to [NAME OF OPTIONEE] (the "Optionee"), an option to purchase a maximum of [NUMBER NOT EXCEEDING AVAILABLE SHARE LIMIT] shares (the "Option Shares") of its Class A Common Stock, $.01 par value ("Class A Common Stock"), at the price of $[PRICE] per share, on the following terms and conditions:

         1. GRANT UNDER 1997 STOCK PLAN. This option is granted pursuant to and is governed by the Company's 1997 Stock Plan, as it may be amended from time to time in the future (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. Any inconsistency between this Agreement and the Plan shall be governed by the Plan.

         2. GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS. This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

         3. VESTING OF OPTION IF BUSINESS RELATIONSHIP CONTINUES. If the Optionee has continued to serve the Company or any Related Corporation in the capacity of an employee, officer, director or consultant (such service is described herein as maintaining or being involved in a "Business Relationship with the Company") on the following dates, the Optionee may exercise this option for the number of shares of Common Stock set opposite the applicable date:

        Less than one year from the date       - [NUMBER] shares
        hereof

        One year but less than two years from - an additional [NUMBER] shares the date hereof

        Two years but less than three years    - an additional [NUMBER] shares
        from the date hereof

        Three years but less than four years   - an additional [NUMBER] shares
        from the date hereof

        Four years or more from the date       - an additional [NUMBER] shares
        hereof
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Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Employee ceases to be employed by the Company and all Related Corporations) may be exercised up to and including the date which is ten years from the date this option is granted.

         4.       TERMINATION OF BUSINESS RELATIONSHIP.

                  (a) TERMINATION OTHER THAN FOR CAUSE. If the Optionee's Business Relationship with the Company and all Related Corporations is terminated, other than by reason of death, disability or dissolution as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option shall terminate (and may no longer be exercised) after the passage of thirty days from the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this option.

                  (b) TERMINATION FOR CAUSE. If the Optionee's Business Relationship with the Company is terminated for Cause (as defined in Section 4(c)), this option shall terminate upon the Optionee's receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

                  (c) DEFINITION OF CAUSE. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company or Related Corporation in accordance with the terms or requirements of the Optionee's Business Relationship with the Company; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or Related Corporation; (iii) the commission of an act of embezzlement or fraud;
         (iv) deliberate disregard of the rules or policies of the Company or Related Corporation which results in direct or indirect loss, damage or injury to the Company or Related Corporation; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or Related Corporation; or (vi) the commission of an act which constitutes unfair competition with the Company or Related Corporation or which induces any customer or supplier to break a contract with the Company or Related Corporation.

         5.       DEATH; DISABILITY; DISSOLUTION.

                  (a) DEATH. If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Optionee's estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 10, at any time within one year after the date of death, but not later than the scheduled expiration date.
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                  (b)      DISABILITY. If the Optionee is a natural person whose
         Business Relationship with the Company is terminated by reason of his or her disability (as defined in the Plan), this option may be exercised, to the extent otherwise exercisable on the date the Business Relationship was terminated, at any time within one year after such termination, but not later than the scheduled expiration date.

                  (c) EFFECT OF TERMINATION. At the expiration of such one year period provided in paragraphs (a) or (b) of this Section 5 or the scheduled expiration date, whichever is the earlier, this option shall terminate (and shall no longer be exercisable) and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

                  (d) DISSOLUTION. If the Optionee is a corporation, partnership, trust or other entity that is dissolved, is liquidated, becomes insolvent or enters into a merger or acquisition with respect to which the Optionee is not the surviving entity, at a time when the Optionee is involved in a Business Relationship with the Company, this option shall immediately terminate as of the date of such event (and shall thereafter not be exercisable to any extent whatsoever), and the only rights hereunder shall be those as to which this option was properly exercised before such dissolution or other event.

         6. PARTIAL EXERCISE. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

         7.       PAYMENT OF PRICE. The option price shall be paid:

                  (a)      in cash or by check;

                  (b) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company; or

                  (c)      by any combination of the foregoing.
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                                      -4-


         8.       RESTRICTIONS ON TRANSFER; LEGEND.

                  (a) Option Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution, or in accordance with the provisions of Sections 16 and 17, if applicable. Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. If upon exercise of this Option the Option Shares are not subject to an effective registration statement under the Securities Act, the Optionee will deliver to the Company an investment representation letter in form and substance satisfactory to the Company. Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

                  "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Non-Qualified Stock Option Agreement dated as of [DATE], a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

                  (b) Termination of Restrictions. The restrictions on transfer contained in the first sentence of Section 8(a) and in Sections 16 and 17 shall expire as to Option Shares on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) a distribution to the public of shares of common stock of the Company for an aggregate public offering price of at least $10 million pursuant to an effective registration statement filed under the Securities Act or any successor statute, or (iii) the occurrence of an Acquisition (as defined in the Plan).

         9. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.
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         10.      OPTION NOT TRANSFERABLE. This option is not transferable or assignable except by will or by the laws of descent and distribution or pursuant to a valid domestic relations order. Except as set forth in the preceding sentence, during the Optionee's lifetime, only the Optionee can exercise this option.

         11. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

         12. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue to maintain a Business Relationship with the Optionee.

         13. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this option by delivering a notice of exercise and has paid in full the purchase price for the number of shares for which this option is to be so exercised in accordance with Section 9. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

         14. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         15. WITHHOLDING TAXES. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or Related Corporation does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.
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         16.      COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a) EXERCISE OF RIGHT. If the Optionee or his or her legal representative (the "Transferor") desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Transferor. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

                  (b) SALE OF OPTION SHARES TO OFFEROR. The Transferor may, for 60 days after the expiration of the 30-day period during which the Company may give the counter-notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives written notice to the Transferor, within 30 days of its receipt of the Option Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and provided, further, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Agreement. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 16.

                  (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in Section 8 or this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Company Option Shares, except as otherwise determined by the Board of Directors of the Company.

                  (d) FAILURE TO DELIVER COMPANY OPTION SHARES. If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 16, the Company shall have the right to deposit the purchase price for such Company Option
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         Shares in a special account with any bank or trust company in the
         Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Transferor. All monies deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

         17.      COMPANY'S RIGHT OF REPURCHASE.

                  (a) RIGHT OF REPURCHASE. The Company shall have the right (the "Repurchase Right") to repurchase from the holder of this option, all, but not less than all, of the Option Shares then owned by such holder, upon the occurrence of any of the events specified in Section 17(b) below (a "Repurchase Event"). The Repurchase Right may be exercised by the Company within 60 days following the later of the date of the exercise of this option or the date the Company receives actual knowledge of such event (the "Repurchase Period"). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to (i) in the case of an event specified in Section 17(b)(i), (ii) or (iii) below, the greater of the option price or the fair market value of the shares, and (ii) in the case of an event specified in Section 17(b)(iv) below, the option price. The Company may assign the Repurchase Right to one or more persons. Upon timely exercise of the Repurchase Right in the manner provided in this Section 17(a), the holder shall deliver to the Company the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

                  If shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to Section 16 and all of the provisions of this Agreement.

                  (b) COMPANY'S RIGHT TO EXERCISE REPURCHASE RIGHT. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

                  (i) The termination of the Optionee's Business Relationship with the Company, voluntarily or involuntarily, for any reason whatsoever other than for Cause (as defined in Section 4(c) hereof), including death or permanent disability, prior to the time this option shall be fully vested as provided in
                           Section 3 hereof;

                  (ii) The receivership, bankruptcy or other creditor's proceeding regarding the Optionee or the taking of any of the Optionee's shares acquired upon exercise of this option by legal process, such as a levy of execution;
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                                      -8-


                  (iii) Distribution of shares held by the Optionee to his or her spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company; or

                  (iv) The termination of the Optionee's Business Relationship with the Company for Cause (as defined in Section 4(c) hereof).

                  (c) DETERMINATION OF FAIR MARKET VALUE. The fair market value of the Option Shares shall be, for purposes of this Section 17, determined in accordance with Section 6D of the Plan as of the date of the Repurchase Event. The determination by the Board of Directors of the fair market value shall be conclusive and binding.

                  (d) EXPIRATION OF COMPANY'S REPURCHASE RIGHT. The Repurchase Right shall remain in effect until such time as (i) such shares are transferred in accordance with Section 16 hereof or the Company's written consent or (ii) the provisions of Section 8(b) are satisfied.

         18. LOCK-UP AGREEMENT. The Employee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 270 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The obligations under this Section 18 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company's initial public offering, provided, however, that this
Section 18 shall cease to apply to any Option Share sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.

         19. ARBITRATION. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

         20. PROVISION OF DOCUMENTATION TO EMPLOYEE. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.
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         21.      MISCELLANEOUS.

                  (a) NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

                  (b) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c) SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

                  (e) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof. The preceding choice of law provision shall apply to all claims, under any theory whatsoever, arising out of the relationship of the parties contemplated herein.


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         IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.


                                           ATLANTIC DATA SERVICES, INC.
                                           ONE BATTERYMARCH PARK
                                           QUINCY, MA  02169
__________________________________
EMPLOYEE
                                           By:__________________________________

__________________________________
Street Address                             _____________________________________
                                           Title

__________________________________
City         State        Zip Code